EMPOWER FUNDS, INC.
Empower S&P 500® Index Fund
Institutional Class Ticker: MXKWX
Investor Class Ticker: MXVIX
(the “Fund”)
Supplement dated November 7, 2025 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2025, as supplemented
Effective immediately, the Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.
Effective immediately, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the following paragraph is added as the second-to-last paragraph of the “Principal Investment Strategies” section:
The Fund is classified as a diversified investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. A non-diversified fund generally invests a greater portion of its assets in a limited number of issuers relative to a diversified fund.
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the following risk is being added to the “Principal Investment Risks” section:
Non-Diversification Risk - The Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. If the Fund becomes non-diversified, a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Under the “More Information about the Fund” header of the Prospectus, the following paragraph is added as the third-to-last paragraph of the “Principal Investment Strategies” section:
The Fund is classified as a diversified investment company, as defined in the 1940 Act. However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. A non-diversified fund generally invests a greater portion of its assets in a limited number of issuers relative to a diversified fund.
Under the “More Information about the Fund” header of the Prospectus, the following risk is being added to the “Principal Investment Risks” section:
Non-Diversification Risk - The Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. If the Fund becomes non-diversified, a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund’s performance could be closely tied to those issuers and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Under the “Description of the Funds’ Investments and Risks” header of the SAI, the following paragraph is being added to the end of the “Classification” section:

The Empower S&P 500 Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Empower S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Empower S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.
Under the “Description of the Funds’ Investments and Risks” header of the SAI, the following paragraph replaces investment policy number 5 of the “Fundamental Policies” section:
DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Empower Global Bond Fund, Empower Real Estate Index Fund, the Profile Funds, the Lifetime Funds or the SecureFoundation Balanced Fund as these funds are considered non-diversified for purposes of the 1940 Act. The Empower S&P 500 Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Empower S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Empower S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2025, as supplemented.
Please keep this Supplement for future reference.